RELATED PARTIES	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Disclosure of related party [text block]	RELATED PARTIES
The total remuneration presented in the table below is classified as short-term employee benefits, except for the share-based compensation. All intra-group assets and liabilities, equity, income, expenses, and cash flows relating to transactions between members of the Group are eliminated in full consolidation.
The following table shows the breakdown of the total remuneration paid to the Atento Group’s key management personnel in 2021 and 2022.

	Thousands of U.S. dollars
	2021	2022
Salaries and variable remuneration	8,489	5,057
Salaries	2,803	4,501
Share-based compensation	3,938
Variable remuneration	1,748	556
Payment in kind	325	546
Medical insurance	80	233
Life insurance premiums	72	66
Other	173	247
Total	8,814	5,603